Exhibit 10.43
GUARANTY
     THIS GUARANTY, made and entered into as of the 6th day of July, 2010, by TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation (“Guarantor”), to THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin corporation (“Lender”).
RECITALS
     A. Subject to the provisions of that certain Assumption and Second Modification Agreement of even date herewith (the “Assumption Agreement”), by and among CRESTLINE INVESTMENTS, L.L.C., an Arizona limited liability company (“Assignor”), as Assignor, TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company (“Borrower”), as Assignee, and Lender, as Lender, Borrower is, or will be, the owner of the real property described in Exhibit A attached hereto and incorporated herein by this reference (the “Premises”).
     B. The Premises is subject to liens of, among other things, (i) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated July 10, 2002 (the “Original Deed of Trust”), made by Assignor, as Trustor, to a trustee for the use and benefit of Lender, as Beneficiary, and recorded July 10, 2002, in Docket 11838, page 269, in the office of the Pima County Recorder (all recording information contained herein refers to recordings in the office of the Pima County Recorder), as modified by that certain Modification Agreement dated June 22, 2004 (the “Modification”), by and between Lender, as Lender, and Assignor, as Borrower, and recorded June 25, 2004, in Docket 12331, page 1269, (the Original Deed of Trust, as modified by the Modification, is hereinafter referred to as the “Security Instrument”); and (ii) that certain Assignment of Rents and Leases dated July 10, 2002 (the “Original Lease Assignment”), from Assignor, as Borrower, to Lender, as Lender, and recorded July 10, 2002, in Docket 11838, page 302, as modified by the Modification, (the Original Lease Assignment, as modified by the Modification, is hereinafter referred to as the “Lease Assignment”), which are liens against the real property described in the Security Instrument (the “Premises”). The Security Instrument and the Lease Assignment are sometimes hereinafter collectively referred to as the “Security Documents”.
     C. The Security Documents secure, among other things, payment of the indebtedness evidenced by that certain Promissory Note made by Assignor to the order of Lender dated July 10, 2002 (the “Original Note”), in the face amount of FIVE MILLION THREE HUNDRED THOUSAND DOLLARS ($5,300,000), which Original Note was amended and restated by that certain Amended and Restated Promissory Note dated June 22, 2004 (the “Restated Note”), in the face amount of FIVE MILLION THREE HUNDRED THOUSAND DOLLARS ($5,300,000), made by Assignor to the order of Lender, (the Original Note, as amended and restated by the Restated Note, is hereinafter referred to as the “Note”). The Note and the Security Documents are hereinafter referred to as the “Loan Documents”.
LOAN NO. 10-0086070
2324569.2/GUARANTY/CRESTLINE 2010 ASSUMPTION

     D. Lender consented to the transfer of the Premises from Assignor to Borrower (the “Transfer”), and the assumption (the “Loan Assumption”) by Borrower of the loan evidenced by the Note and secured by the Security Documents, on the terms and conditions contained in the Assumption Agreement and in that certain consent to transfer letter dated June 3, 2010 (the “Transfer Consent”), from Lender to Assignor.
     E. Guarantor enters into this Guaranty to induce Lender to consent to the Transfer and to satisfy certain of the conditions specified in the Transfer Consent. Guarantor acknowledges that Lender would not permit the Transfer unless Guarantor executes and delivers this Guaranty to Lender, and intends that Lender shall rely on this Guaranty in consenting to the Transfer and permitting the Loan Assumption.
     NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby, jointly and severally, covenant and agree with Lender as follows:
     1. Guaranty. Guarantor hereby irrevocably, unconditionally and absolutely, guarantees to Lender the due and prompt payment, and not just the collectibility, of all amounts and the due and prompt performance by Borrower of all obligations for which Borrower has recourse liability to Lender under the terms of the Note (the payment and performance of the items set forth in this Section being hereinafter collectively referred to as the “Indebtedness Guaranteed”).
     Notwithstanding the provisions of this Section 1 to the contrary, Guarantor shall become personally liable for the prompt payment of all sums owing under the Note and any other sums due pursuant to the Loan Documents, including actual attorneys’ fees and all other costs of collection, to the extent that Borrower becomes fully liable to Lender for such amounts under the terms of the Note.
     2. Incorporation of Loan Documents. The Note, Security Instrument, and the other Loan Documents are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein and, to the best of Guarantor’s knowledge, all representations and warranties made by Borrower in the Loan Documents are true and correct.
     3. Representations and Warranties. In order to induce Lender to make the Loan, Guarantor makes the representations and warranties to Lender set forth in this Section 3. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lender would not have agreed to make the Loan. Guarantor represents and warrants to Lender as follows:
     a. If Guarantor is a corporation, partnership, limited liability company or trust, it is duly organized, validly existing and in good standing under the laws of the state of its organization, is duly qualified to do business in all states in which it is required to be so qualified and has all requisite power and authority to enter into this Guaranty and to perform its obligations hereunder; the execution, delivery and performance of this Guaranty by Guarantor has been duly and validly authorized; and all requisite action has been taken by Guarantor to make this Guaranty valid and binding upon Guarantor, enforceable in accordance with its terms.
     b. If Guarantor is an individual, such individual is of legal age, is under no legal disability and is fully competent to make, execute and deliver this Guaranty.
     c. If Guarantor is a corporation, partnership, limited liability company or trust, neither the execution and delivery of this Guaranty nor the performance of the provisions of the agreements herein contained on the part of Guarantor will contravene, violate or constitute a default under the organizational and other governing instruments of Guarantor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture, loan or credit agreement or other instrument to which Guarantor or the Premises is subject or result in the violation of any law, rule, regulation, order, judgment or decree to which Guarantor or the Premises is subject.
     d. If Guarantor is an individual, neither the execution and delivery of this Guaranty nor the performance of the provisions of the agreements herein contained on the part of Guarantor will result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture, loan or credit agreement or other instrument to which Guarantor or the Premises is subject or result in the violation of any law, rule, regulation, order, judgment or decree to which Guarantor or the Premises is subject.
     e. There are no (i) bankruptcy proceedings involving Guarantor and none is contemplated; (ii) dissolution proceedings involving Guarantor and none is contemplated; (iii) unsatisfied judgments of record against Guarantor; or (iv) tax liens filed against Guarantor.
     f. This Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as to enforcement of remedies, as may be limited by bankruptcy, insolvency or similar laws affecting generally the exercise and enforcement of creditor’s rights and remedies.
     g. There are no judgments, suits, actions or proceedings at law or in equity or by or before any governmental instrumentality or agency now pending against or, to the best of Guarantor’s knowledge, threatened against or affecting Guarantor or its assets, or both, nor has any judgment, decree or order been issued against Guarantor or its assets, or both.

     h. No consent or approval of any regulatory authority having jurisdiction over Guarantor is necessary or required by law as a prerequisite to the execution, delivery and performance of the terms of this Guaranty.
     i. No Guarantor is, to the extent such would have a material adverse effect on Guarantor and as of the date hereof, (i) in default in the payment or performance of any of its obligations in connection with borrowed money or any other major obligation, or (ii) in default under any other contract or agreement to which Guarantor is a party.
     j. Any and all balance sheets, net worth statements and other financial statements and data which have heretofore been given to Lender with respect to Guarantor fairly and accurately represent the financial condition of Guarantor as of the date thereof, and, since the date thereof, there has been no material adverse change in the financial condition of Guarantor.
     4. Payments. All payments due under this Guaranty are payable upon demand by Lender and shall be paid in the manner set forth in the Note or at such other place as Lender shall notify Guarantor in writing.
     5. Absolute and Unconditional Guaranty. This Guaranty and the obligations of Guarantor under this Guaranty constitute an absolute, present and continuing guaranty of payment and performance and not of collectibility. The obligations of Guarantor under this Guaranty are in no way conditioned or contingent upon any action or omission by Lender or upon any other action, occurrence, or circumstance whatsoever. It is expressly understood and agreed that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances and shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim that Guarantor may have against Borrower or Borrower may have against Lender. Guarantor agrees that their liability hereunder shall be direct and immediate as a primary obligation and liability, irrespective of whether Lender has declared an Event of Default or commenced the exercise of any remedies under the Note, the Security Instrument or any of the other Loan Documents. Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the Indebtedness Guaranteed, or any portion thereof, without proceeding against Borrower or any other person or entity, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the Premises or other collateral for the Loan.
     6. [Intentionally Omitted].
     7. Waiver of Notice and Consent. The obligations of Guarantor hereunder shall remain in full force and shall not be impaired by: (a) any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the sums due under the Note, any other Loan Document; (b) any express or implied modification, renewal, extension or acceleration of or to the Note, any other Loan Document; (c) any exercise or non-exercise by Lender of any right or privilege under any of the Loan

Documents or this Guaranty; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Guarantor, Borrower, or any affiliate of Borrower or Guarantor, or any action taken with respect to this Guaranty by any trustee or receiver or by any court in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing; (e) any release, settlement, compromise, waiver or discharge of any claim of Lender against Borrower or Guarantor from liability under any of the Loan Documents; (f) any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, compound, collection, liquidation, waiver, modification, resort to, exercise or refrain from exercising any right Lender may have under any of the Loan Documents or any collateral described in any of the Loan Documents, this Guaranty or otherwise, or any substitution with respect thereto; (g) any assignment or other transfer of any of the Loan Documents, in whole or in part; (h) any acceptance of partial performance of any of the obligations of Borrower or Guarantor under any of the Loan Documents or this Guaranty; (i) any consent to the transfer of any collateral described in any of the Loan Documents or otherwise; (j) any bid or purchase at any sale of the collateral described in any of the Loan Documents or otherwise; (k) any acceptance of additional security or guarantees of any kind; and (I) any additional loan or extension of credit to or for the benefit of Borrower or Guarantor. Guarantor hereby agrees that Lender may from time to time without notice to or consent of Guarantor and upon such terms and conditions as Lender may deem advisable take any of the above actions without affecting this Guaranty.
     8. Waiver of Defenses. Guarantor hereby unconditionally and absolutely waives the following defenses to enforcement of this Guaranty: (a) any obligation on the part of Lender to protect, secure or insure any of the security given for the payment of the sums due under the Note and the other Loan Documents; (b) any defense arising by reason of the invalidity or unenforceability of any of the Loan Documents or any disability of Borrower; (c) the release of any of the security given for the payment of the Note; (d) notice of acceptance of this Guaranty by Lender; (e) notice of presentment, demands, demands for payment or performance, notice of non-performance, protests, notices of protest and notices of dishonor, notice of non-payment or partial payment and all other notices or formalities; (f) notice of any defaults under the Note or in the performance of any of the covenants and agreements contained therein or in any other Loan Document given as security for the Note; (g) any limitation or exculpation of liability on the part of Borrower whether contained in the Note or otherwise; (h) the transfer or sale by Borrower of any security given for the Note, the other Loan Documents or the Indebtedness Guaranteed or the diminution in value thereof; (i) any failure, neglect or omission on the part of Lender to realize on or protect any security given for the Note or the other Loan Documents; (j) any right to require that Lender proceed against Borrower or exercise its rights under the Loan Documents or exhaust its rights with respect to any security given in the Loan Documents prior to enforcing this Guaranty; provided, however, at its sole discretion Lender may either in a separate action or an action pursuant to this Guaranty pursue its remedies against Borrower or any other guarantor or surety, without affecting its rights under this Guaranty; (k) notice to Guarantor of the existence of or the extending to Borrower of the Loan; (I) any order, method or manner of application of any payments on the Loan, the Loan Documents or the Indebtedness Guaranteed; (m) any right to insist Lender disburse the full principal amount of the Note to Borrower or the order, method, manner or amounts disbursed under the Note; (n) any defense arising by reason of the manner in which Lender has exercised its remedies or based upon an election of remedies by Lender; (o) any right of subrogation and any rights to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Lender; (p) any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to Borrower in respect of the Note or any other Loan Document; (q) any setoff available against Lender to Borrower whether or not on account of a related transaction; or (r) any defense based upon any statute or rule which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal. Guarantor further agrees that no act or thing, except for payment in full, which but for this provision might or could in law or in equity act as a release of the liabilities of Guarantor hereunder, shall in any way affect or impair this Guaranty.
     9. Deficiency. Guarantor expressly agrees that Guarantor shall be and remain liable for the Indebtedness Guaranteed to the extent that it constitutes a deficiency remaining after foreclosure of any mortgage or security interest securing the Note, notwithstanding provisions of law that may prevent Lender from enforcing such deficiency against Borrower.
     10. Insolvency of Borrower. The liability of Guarantor shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting Borrower or any of its assets.
     11. Subordination to Indebtedness Guaranteed; No Subrogation.
     a. Any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation that Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Indebtedness Guaranteed. Until payment in full of the Indebtedness Guaranteed, Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assign such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the U.S. Bankruptcy Code, including the right to vote on any plan of reorganization. Further, Guarantor agrees that until such payment in full of the Indebtedness Guaranteed, (a) Guarantor shall not accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender, (b) Guarantor will not take any action to exercise or enforce any rights to such contribution, and (c) if Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower to Guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Indebtedness Guaranteed and until so delivered, shall be held in trust for Lender as security for the Indebtedness Guaranteed.
     b. In consideration of the benefits accruing to Guarantor from Borrower, Guarantor hereby expressly waives all rights of subrogation, contribution, indemnification or other similar legal or equitable rights which Guarantor may now or hereafter otherwise be entitled to assert against Borrower, whether arising by contract, by operation of law (including, without limitation, any such right arising under the U.S. Bankruptcy Code) or otherwise with respect to or by reason of any payment by Guarantor under this Guaranty or on account of the Loan in connection herewith. Guarantor agrees that the payment of any amount or amounts by Guarantor pursuant to this Guaranty shall not in any way entitle Guarantor whether at law, in equity or otherwise to any right to participate in any security held by Lender for the payment of the Indebtedness Guaranteed, any right to direct the application or disposition of any such security or any right to direct the enforcement of any such security.
     c. Guarantor hereby agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any amount due under this Guaranty or otherwise with respect to the Loan is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, or for any other reason, whether by court order, administrative order or settlement, all as though such payment had not been made.
     12. Debtor’s Financial Condition. Guarantor has knowledge of Borrower’s financial condition and affairs and of all other circumstances which bear upon the risk assumed by Guarantor under this Guaranty. Guarantor hereby agrees to continue to keep themselves informed thereof while this Guaranty is in force and agree that Lender does not have and will not have any obligation to investigate the financial condition or affairs of Borrower for the benefit of Guarantor or to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of Borrower or any other circumstance which may bear upon Guarantor’s risk hereunder which come to the knowledge of Lender, its directors, officers, employees or agents at any time, whether or not Lender knows, believes or has reason to know or to believe that any such fact or change is unknown to Guarantor or might or does materially increase the risk of Guarantor hereunder.

     13. Transfer of Assets. Guarantor shall not transfer any of its assets solely or primarily for the purpose of preventing Lender from satisfying any judgment rendered under this Guaranty therefrom, either before or after the entry of any such judgment.
     14. Guarantor’s Financial Statements. Guarantor shall promptly deliver to Borrower all financial statements of Guarantor which Borrower is required by the Security Instrument to deliver to Lender, in time for Borrower to deliver the same to Lender on or before the date provided for the delivery thereof under the Security Instrument.
     15. Release of Liability. Any one or more parties liable upon or in respect of this Guaranty may be released without affecting the liability of any party not so released.
     16. Transfer of the Note and Loan Documents. This Guaranty shall run with the Note and other Loan Documents without the need for any further assignment of this Guaranty to any subsequent holder of the Note or the need for any notice to Guarantor thereof. Upon endorsement or assignment of the Note to any subsequent holder, said subsequent holder of the Note may enforce this Guaranty as if said holder had been originally named as Lender hereunder.
     17. Governing Law. This Guaranty and the rights and obligations of all parties hereunder shall be governed by and construed in accordance with the laws of the State or Commonwealth in which the Premises is located.
     18. Jurisdiction. The parties hereto irrevocably (a) agree that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought in a court of record in the state or commonwealth in which the Premises is located or in the courts of the United States of America located in such state or commonwealth, (b) consent to the non-exclusive jurisdiction of each such court in any suit, action or proceeding, and (c) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against any security given to Lender by Guarantor, or against Guarantor personally, or against any property of Guarantor, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of the agreement as to the laws of the state which shall govern the rights and obligations of Guarantor and Lender hereunder.
     19. Guarantor Not Released. No delay or omission of Lender to exercise any of its rights and remedies under this Guaranty or any other Loan Document at any time following the happening of an Event of Default, as defined in the Security Instrument, shall constitute a waiver of the right of Lender to exercise such rights and remedies at a later time by reason of such Event of Default or by reason of any subsequently occurring Event of Default. The acceptance by Lender of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of

Lender’s right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.
     20. Captions. The captions to the Sections of this Guaranty are for convenience only and shall not be deemed part of the text of the respective Sections and shall not vary, by implication or otherwise, any of the provisions of this Guaranty.
     21. Severability. The parties hereto intend and believe that each provision of this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Guaranty is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of the Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provision was not contained therein, and the rights, obligations and interests of Guarantor and Lender under the remainder of this Guaranty shall continue in full force and effect.
     22. Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantor and upon Guarantor’s heirs, administrators, representatives, executors, successors and assigns and shall inure to the benefit of Lender and its successors and assigns. As used herein the words “successors and assigns” shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Guaranty.
     23. Remedies Cumulative. The remedies of Lender as provided in this Guaranty and the Loan Documents and the warranties contained herein or therein shall be cumulative and concurrent, may be pursued singly, successively or together at the sole discretion of Lender, may be exercised as often as occasion for their exercise shall occur and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of such right or remedy. No remedy under this Guaranty or under any other Loan Document conferred upon or reserved to Lender is intended to be exclusive of any other remedy provided in this Guaranty or in any other Loan Document or provided by law, but each shall be cumulative and shall be in addition to every other remedy given under this Guaranty or any other Loan Document or now or hereafter existing at law or in equity or by statute.
     24. No Oral Modification. No waiver, amendment, release or modification of this Guaranty shall be made orally or shall be established by conduct, custom or course of dealing but only by an instrument in writing duly executed by Lender and Guarantor.
     25. Notices. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and either (a) mailed by certified mail, return receipt requested, or (b) sent by a nationally recognized overnight carrier which provides for a return receipt. Any such notice shall be sent to the respective party’s addresses as set forth below or to such other address as such party may, by notice in writing, designate as its address:

Guarantor:	TNP Strategic Retail Trust, Inc. c/o Thompson National Properties, LLC 1900 Main Street Suite 700 Irvine, California 92614 Attention: Mr. Steve Corea

Lender:	Thrivent Financial for Lutherans Attention: Loan Administration — Mortgages and Real Estate 625 Fourth Avenue South Minneapolis, Minnesota 55415
Any such notice shall constitute service of notice hereunder three (3) days after the mailing thereof by certified mail or one (1) day after the sending thereof by overnight carrier.
     26. Joint and Several Liability. The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of Guarantor and shall constitute the joint and several obligations of Guarantor and shall be fully binding upon and enforceable against Guarantor. Neither the death nor release of any person or party to this Guaranty shall affect or release the joint and several liability of any other person or party. Lender may at its option enforce this Guaranty against one or Guarantor, and Lender shall not be required to resort to enforcement against Guarantor and the failure to proceed against or join Guarantor shall not affect the joint and several liability of any other Guarantor.
     27. WAIVER OF JURY TRIAL. LENDER, BY ITS ACCEPTANCE HEREOF, AND GUARANTOR HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY OR CONCERNING THE INDEBTEDNESS GUARANTEED AND/OR ANY COLLATERAL CONTEMPLATED THEREBY, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER IN EXTENDING CREDIT TO BORROWER, THAT LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT EACH GUARANTOR HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTAND THE LEGAL EFFECT OF THIS WAIVER.
     28. Counterparts. This Guaranty, may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     29. State Law Provisions. Certain provisions / sections of this Guaranty and certain additional provisions / sections that are required by laws of the State or Commonwealth in which the Premises is located may be amended, described and/or otherwise set forth in more detail on Exhibit “A” attached hereto, which such Exhibit by this reference, is incorporated into and made a part of this Guaranty. In the event of any conflict between such state law provisions and any provision herein, the state law provisions shall control.
     30. Dating of this Guaranty. Guarantor hereby authorized Lender to date this Guaranty with the date on which the Assumption Agreement is offered for recordation in the office of the Pima County Recorder.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty to be effective (although not necessarily signed) as of the day and year first above written.

GUARANTOR: TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation
By	/s/ Wendy Worcester
	Name:	Wendy Worcester
	Title:	CFO

STATE OF CALIFORNIA	)
	)	ss.
County of Orange	)
     On June 29, 2010, before me, Bhriza Camacho, a Notary Public, personally appeared Wendy Worcester, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
     I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
     WITNESS my hand and official seal.

Signature:	/s/ Bhriza Camacho
(Seal)

EXHIBIT “A”
APPLICABLE STATE LAW PROVISIONS
     A.1 Legal Fees. It is understood and agreed that, in addition to those matters specified in this Guaranty, Guarantor shall also be responsible for paying all of Lender’s actual court costs, witness fees and other litigation-related expenses.
     A.2 Suretyship Waivers. Guarantor hereby waives the benefits of the provisions of Arizona Revised Statutes, Sections 12-1641 et seq., Arizona Revised Statutes, Section 44-142, Arizona Revised Statutes, Section 47-3605, and 16 Arizona Revised Statutes, Rules of Civil Procedure, Rule 17(f).

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